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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement
on Form S-3 (File No.        ) of our report dated October 31, 1997 on our
audits of the financial statements of Rent-Way, Inc. We also consent to the references to our firm under the captions "Experts" and "Selected Historical Financial Information and Operating Data."

                                          /s/ COOPERS & LYBRAND L.L.P.

Cleveland, Ohio
November 6, 1997